Premises and Equipment, Net	12 Months Ended
Dec. 31, 2011
Premises and Equipment, Net
(6)	Premises and Equipment, Net

At December 31, 2011 and 2010, premises and equipment, less accumulated depreciation and amortization, consists of the following (in thousands):

	December 31,
	2011	2010
At cost:
Land	$436	$436
Buildings and improvements	3,224	3,270
Capital leases	2,600	2,600
Furniture, fixtures, and equipment	15,155	13,724
Leasehold improvements	19,454	14,807

	40,869	34,837
Accumulated depreciation and amortization	(20,881)	(18,780)

Premises and equipment, net	$19,988	$16,057

Depreciation expense for the years ended December 31, 2011, 2010, and 2009 was $2.1 million, $1.8 million, and $1.7 million, respectively.

During the year ended December 31, 2010, the Company recognized gains of approximately $197,000 as a result of the sale of premises and equipment. The Company had no sales of premises and equipment in 2011 or 2009.